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                                                                    EXHIBIT 99.1

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is made this 18th day of May, 2006, by and between (i) TONTINE CAPITAL PARTNERS, L.P., a Delaware limited partnership (the "BUYER"), (ii) MACKAY SHIELDS LLC, a Delaware limited liability company ("MACKAY SHIELDS"), (iii) CITICORP CAPITAL INVESTORS, LTD., CVC CAPITAL FUNDING, LP and CITICORP MEZZANINE III, L.P. (collectively, "CM-III"), (iv) the TRUST COMPANY OF THE WEST parties set forth on the signature pages hereto (collectively, "TCW" and with MacKay Shields and CM-III, the "MAJOR SELLERS"), (v) METROPOLITAN LIFE INSURANCE COMPANY ("MET LIFE"), and (vi) those additional parties who may become signatories hereto pursuant to SECTION 3 hereof (collectively, with the Major Sellers and Met Life, the "SELLERS"; and each of the Sellers is individually referred to herein as a "SELLER").

                                     RECITAL

     Each Seller desires to sell to the Buyer and the Buyer desires to purchase from each Seller the number of shares (the "SHARES") of the common stock (the "COMMON STOCK") of ACP Holding Company, a Delaware corporation with its main office located in Neenah, Wisconsin (the "COMPANY"), and the number of warrants to purchase shares of Common Stock (the "WARRANTS" and together with the Shares, the "ACP SECURITIES"), set forth next to such Seller's name on Schedule 1 attached hereto, all on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and agreements hereinafter set forth, the parties hereby agree as follows:

                                   AGREEMENTS

     SECTION 1. SALE AND PURCHASE OF ACP SECURITIES.

          (A) On the terms and subject to the conditions hereinafter set forth, each Seller agrees to sell, transfer and assign the ACP Securities set forth next to such Seller's name on Schedule 1 hereto, free and clear of all security interests, liens, claims, encumbrances, pledges, options, charges and restrictions (on transferability or otherwise), except for any restrictions on transfer arising pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT") or pursuant to that certain Stockholders Agreement, dated as of October 8, 2003 (the "STOCKHOLDERS AGREEMENT"), among the Company, the Major Sellers, Met Life and the additional stockholders party thereto, to the Buyer and the Buyer agrees to purchase such ACP Securities from each such Seller. The purchase price for the Shares shall be an amount in cash equal to $1.80 per Share and the purchase price for the Warrants shall be an amount in cash equal to $1.79 per Warrant. The total purchase price payable to each Seller is set forth next to each Seller's name on Schedule 1 hereto and shall be referred to as the "PURCHASE PRICE."

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     SECTION 2. CLOSING.

          (A) Subject to the terms of this Agreement, the closing of the purchase and sale of the ACP Securities (the "CLOSING") shall occur on or before the date that is five (5) days after the date that the last of the conditions set forth in SECTION 7 and SECTION 8 have been satisfied, or at such other place, date and time as is mutually agreed to by the Buyer and the Sellers (the "CLOSING DATE").

          (B) At the Closing, each Seller shall transfer such Seller's ACP Securities to the Buyer and the Buyer shall deliver the Purchase Price in immediately available United States funds to each such Seller by wire transfer to an account designated by each Seller to the Buyer in writing at least two business days prior to the Closing Date.

     SECTION 3. COMPLIANCE WITH STOCKHOLDERS AGREEMENT.

          (A) RIGHT OF FIRST OFFER; TAG-ALONG OFFER. Solely for purposes of this
SECTION 3, capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Stockholders Agreement. The Buyer acknowledges that MacKay Shields and CM-III intend to provide a Transfer Notice and First Option, in substantially the form attached hereto as Exhibit A, together with an executed copy of this Agreement, to the Company in accordance with Section 3.2 of the Stockholders Agreement. If the Company fails to respond to the First Option within the Election Period or declines to exercise the First Option, MacKay Shields and CM-III intend to provide a Transfer Notice and Second Option to all 5% Stockholders who are not Sellers (the "OTHER 5% STOCKHOLDERS"), if any. Any such Transfer Notice and Second Option shall also include an executed copy of this Agreement and a Participation Offer, which shall be joined by TCW, in accordance with Section 3.4 of the Stockholders Agreement. Each of the Sellers hereby waives for all purposes any right to (i) receive a Second Option,
(ii) receive a Participation Offer and (iii) participate in a Tag-Along Transaction, in each case with respect to the transactions contemplated by this Agreement.

          (B) TERMINATION. In the event that the Company or any Other 5% Stockholder properly elects to purchase all of the ACP Securities of MacKay Shields and CM-III pursuant to Section 3.2 of the Stockholders Agreement, this Agreement shall terminate as to the Buyer and all of the Sellers in its entirety in accordance with the provisions of SECTION 9, effective as of the date such purchase of all of the ACP Securities of MacKay Shields and CM-III is consummated; provided, however, that in the event that the Company or any Other 5% Stockholder properly elects to purchase all of the ACP Securities of either one of MacKay Shields or CM-III and not the other, this Agreement shall terminate only as to MacKay Shields or CM-III, as applicable, in accordance with the provisions of SECTION 9.

          (C) INFORMATION. The applicable Major Sellers shall provide the Buyer with a copy of the final Transfer Notice, First Option and, if applicable, Second Option (including the Participation Offer) delivered to the Company and any Other 5% Stockholders, as applicable, and shall provide the Buyer with copies of any written responses or other material communications received by any applicable Major Seller from the Company or any Other 5% Stockholder in connection with or related to the Transfer Notice, the First Option or any Second Option


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(including the Participation Offer) and shall otherwise keep the Buyer reasonably informed of all material developments and communications with respect to the Transfer Notice, the First Option and any Second Option (including the Participation Offer). Any material written information to be provided by the applicable Major Sellers to the Company or any Other 5% Stockholders after the date of this Agreement, including any Transfer Notice and Second Option (including the Participation Offer), in each case with regard to the Transfer Notice, the First Option or any Second Option (including the Participation Offer) or the transactions contemplated by this Agreement, shall be provided to the Buyer at least two (2) business days prior to being provided to the Company or any Other 5% Stockholder for Buyer's review and approval, which approval shall not be unreasonably withheld or delayed; provided, however, that if the parties dispute in good faith the form and/or substance of such written information, the Major Sellers are nonetheless permitted to provide such written information as is required to be in compliance with their respective obligations under the Stockholders Agreement.

          (D) EFFECT OF EXERCISE OF TAG-ALONG RIGHTS. The Buyer is prepared to purchase from the Sellers an aggregate of up to 16,819,025 Shares and 20,992,053 Warrants (in the aggregate, the "SECURITIES THRESHOLD"). If (i) the Major Sellers make a Participation Offer pursuant to Section 3.4 of the Stockholders Agreement and (ii) the total number of ACP Securities tendered in response to such Participation Offer by Other 5% Stockholders, if any, when aggregated with the ACP Securities to be sold by the Sellers to the Buyer hereunder exceeds the Securities Threshold, then the total number of ACP Securities that the Sellers (including the Major Sellers) shall be entitled to sell to the Buyer hereunder shall be reduced to the Securities Threshold and the specific number of ACP Securities each Seller may sell shall be determined in accordance with the formula set out in Section 3.4(a) of the Stockholders Agreement. In no event will the Buyer be obligated to purchase an amount of ACP Securities totaling more than the Securities Threshold.

          (E) JOINDER. Any Tag-Along Participating Stockholder desiring to sell ACP Securities to the Buyer hereunder shall execute a joinder (a "JOINDER") to this Agreement in substantially the form attached hereto as Exhibit B, at which time it will become a "Seller" hereunder, and Schedule 1 shall be amended to include the number of ACP Securities to be sold by the Tag-Along Participating Stockholder and the Purchase Price therefor. In the event that the total number of ACP Securities sold to the Buyer hereunder must be reduced to the Securities Threshold in accordance with SECTION 3(D) above, the number of ACP Securities and the Purchase Price next to each Seller's name on Schedule 1 hereto shall be amended accordingly.

          (F) OBLIGATION TO BE BOUND. If the Stockholders Agreement does not terminate in accordance with its terms pursuant to Section 5.6 thereof as a result of the transactions contemplated by this Agreement, Buyer agrees, pursuant to Section 4.1 of the Stockholders Agreement, that it shall take and hold the ACP Securities that it purchases from the Sellers subject to the provisions and upon the conditions specified in the Stockholders Agreement and that at the Closing it will execute any instrument or agreement reasonably requested by the Sellers to effectuate such obligation.

          (G) OBSERVATION RIGHTS. In the event that the total number of ACP Securities sold to the Buyer hereunder must be reduced to the Securities Threshold in accordance with


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SECTION 3(D) above and any Major Seller will continue to beneficially own or have investment authority over at least 5% of the total outstanding Common Stock, on a fully diluted basis, following the Closing (a "CONTINUING MAJOR SELLER"), Tontine shall use its commercially reasonable efforts to cause the Company and its subsidiaries to extend Observation Rights (as defined below) to each such Continuing Major Seller until such Continuing Major Seller no longer beneficially owns or has investment authority over at least 5% of the total outstanding Common Stock, on a fully diluted basis. For purposes of this SECTION 3(G), the term "OBSERVATION RIGHTS" shall mean the right of a Continuing Major Seller (i) to receive prior written notice of all meetings of the boards of directors of the Company and its subsidiaries and their respective committees at the same time that notice of such meetings is given to the directors, (ii) to have a representative (an "OBSERVER") of such Continuing Major Seller attend as an observer all meetings (including telephonic meetings) of the boards of directors of the Company and its subsidiaries and their respective committees,
(iii) to receive all materials and information provided from time to time to the members of the boards of directors of the Company and its subsidiaries and their respective committees and (iv) to be reimbursed for the out-of-pocket expenses of the Observer in attending such meetings on the same basis that the directors are reimbursed for their out-of-pocket expenses. For the avoidance of doubt, the Observer shall not be deemed to be a member of the board of directors or any committee of the Company and its subsidiaries. Notwithstanding anything to the contrary contained herein, the Observation Rights shall be conditioned on the applicable Continuing Major Seller and its Observer (x) maintaining the confidentiality of all material non-public material and information provided to the Observer and the boards of directors and committees of the Company and its subsidiaries in accordance with procedures and policies established from time to time in writing by the Company and its subsidiaries and provided to the Continuing Major Seller and the Observer; however, notwithstanding any such procedures, the Observer shall be permitted to (A) provide, on a confidential basis, such material and information to the Continuing Major Seller and its affiliates and their respective managers, directors, officers, representatives, advisers, auditors, examiners and counsel and the respective investors, partners, members, employees and lenders of the Continuing Major Seller and its affiliates who have agreed in writing to observe the confidentiality provisions of this SECTION 3(G), and (B) disclose such material and information in accordance with applicable laws or legal process, in any litigation or other proceedings under this Agreement or the Stockholders Agreement or in accordance with regulatory requirements, and (y) complying with applicable securities laws and regulations concerning the misuse of material nonpublic information. For the avoidance of doubt, the provisions of this SECTION 3(G) are in addition to the rights of a Major Seller, if any, under Article II of the Stockholders Agreement.

     SECTION 4. HSR ACT FILING. In the event that, within five business days of the public announcement of this Agreement, one or more Other 5% Stockholder is identified, the Buyer shall have the option to file or cause to be filed with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, a notification (the "HSR NOTIFICATION") under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), and the rules and regulations promulgated thereunder with respect to the transactions contemplated in this Agreement. Tontine shall file any such HSR Notification it determines to make as soon as practicable after such five-business day period.


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     SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. Each Seller
hereby, severally and not jointly, represents and warrants to the Buyer as follows:

          (A) OWNERSHIP OF ACP SECURITIES. Such Seller is the beneficial owner of, or has the investment authority over, the ACP Securities identified next to the Seller's name on Schedule 1 hereto, which constitute all of the ACP Securities beneficially owned by such Seller or over which such Seller has investment authority (except as otherwise described on Schedule 1 hereto), and such ACP Securities are free and clear of any security interest, claim, lien, pledge, option, encumbrance or restriction (on transferability or otherwise) whatsoever, except for any restrictions on transfer arising pursuant to the Securities Act or pursuant to the Stockholders Agreement, and the delivery to the Buyer of such ACP Securities in the manner set forth in this Agreement will convey to the Buyer good and marketable title to such ACP Securities, free and clear of any security interest, claim, lien, pledge option, encumbrance or restriction (on transferability or otherwise) whatsoever, except for any restrictions on transfer arising pursuant to the Securities Act or pursuant to the Stockholders Agreement.

          (B) ORGANIZATION. Such Seller, if not an individual, has been duly organized and is validly existing and in good standing under the laws of the state of its formation, with the requisite power and authority to execute and deliver this Agreement and carry out its obligations hereunder, including its obligation to sell to the Buyer the ACP Securities set forth next to such Seller's name on Schedule 1 hereto. Such Seller, if an individual, has the legal capacity to enter into this Agreement and carry out his obligations hereunder, including his obligation to sell his ACP Securities to the Buyer.

          (C) AUTHORIZATION AND ENFORCEABILITY. This Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by, and duly and validly executed and delivered on behalf of such Seller, and no further approval or authorization is required. This Agreement (assuming the due authorization, execution and delivery by the other parties hereto) constitutes the valid and binding agreement of such Seller, enforceable in accordance with its terms, except as such enforceability may be limited by:
(i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally; (ii) equitable limitations on the availability of specific remedies; and (iii) principles of equity.

          (D) BROKERS AND FINDERS. Such Seller has not, and no person acting on behalf of such Seller has, employed any broker, agent or finder or incurred any liability for any brokerage fees, agents' commissions or finders' fees in connection with the transactions contemplated herein.

          (E) NO CONFLICTS. The execution, delivery and performance of this Agreement, as well as the consummation of the transactions contemplated hereby, will not (i) assuming the truth and accuracy of the Buyer's representations in
SECTION 6(D) below, require such Seller to obtain the consent or approval of, or make any filing with, any person or public authority; (ii) conflict with or constitute or result in a breach or violation of, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on the ACP Securities identified next to such Seller's name on Schedule 1


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hereto pursuant to any terms and provisions of any agreement or instrument to which such Seller is a party or by which such ACP Securities are bound; or (iii) violate any law, regulation, judgment or order applicable to such Seller.

          (F) NO LITIGATION. There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority pending or threatened against such Seller that are reasonably likely to prohibit or restrain the ability of such Seller to consummate the transactions contemplated by this Agreement.

     SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer hereby represents and warrants to the Sellers as follows:

          (A) ORGANIZATION. The Buyer is a Delaware limited partnership, duly organized, validly existing and in good standing under the laws of the state of Delaware, with the requisite limited partnership power and authority to execute and deliver this Agreement and carry out its obligations hereunder, including its obligation to purchase the ACP Securities from the Sellers and pay the Purchase Price to the Sellers.

          (B) AUTHORIZATION AND ENFORCEABILITY. This Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by, and duly and validly executed and delivered on behalf of the Buyer, and no further approval or authorization is required. This Agreement (assuming the due authorization, execution and delivery by the other parties hereto) constitutes the valid and binding agreement of the Buyer enforceable in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally; (ii) equitable limitations on the availability of specific remedies; and (iii) principles of equity.

          (C) NO CONFLICTS. The execution, delivery and performance of this Agreement, as well as the consummation of the transactions contemplated hereby, will not (i) require the Buyer to obtain consent or approval of any person or public authority, except as provided in this Agreement, (ii) conflict with or constitute or result in a breach or violation of, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Buyer is a party; or (iii) violate any law, regulation, judgment or order applicable to the Buyer.

          (D) INVESTMENT REPRESENTATIONS.

               (i) The Buyer confirms that: (A) the ACP Securities will be acquired by the Buyer for investment only, for its own account and not as a nominee or agent and not with a view to the sale or distribution of any part thereof in violation of applicable Federal and state securities laws; and (B) the Buyer has no current intention of selling, granting participation in or otherwise distributing the ACP Securities in violation of applicable Federal and state securities laws. By executing this Agreement, the Buyer further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant


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participation to such person, or to any third person, with respect to any of the
ACP Securities in violation of applicable Federal and state securities laws.

               (ii) The Buyer understands that the ACP Securities have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iii) The Buyer represents that it is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its purchase of the ACP Securities.

               (iv) The Buyer represents that it (A) is capable of bearing the economic risk of holding the unregistered ACP Securities for an indefinite period of time and has adequate means for providing for its current needs and contingencies, (B) can afford to suffer a complete loss of this investment and
(C) understands all risk factors related to the purchase of the ACP Securities.

          (E) NO OTHER REPRESENTATIONS OR WARRANTIES. Notwithstanding anything contained in this Agreement to the contrary, Buyer acknowledges and agrees that no Seller is making any representations or warranties whatsoever, express or implied, beyond those expressly given by each Seller in SECTION 5 of this Agreement.

          (F) BROKERS AND FINDERS. Other than Rothschild Inc., neither the Buyer nor any person acting on behalf of the Buyer has employed any broker, agent or finder or incurred any liability for any brokerage fees, agents' commissions or finders' fees in connection with the transactions contemplated herein. The Buyer shall be solely responsible for the payment of any fees or commissions payable to Rothschild Inc. in connection with this transaction.

          (G) NO LITIGATION. There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority pending or threatened against the Buyer that are reasonably likely to prohibit or restrain the ability of the Buyer to consummate the transactions contemplated by this Agreement.

     SECTION 7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER. The obligation of the Buyer to purchase the ACP Securities is conditioned upon:

          (A) the truth and accuracy in all material respects of the representations and warranties of the Sellers set forth in SECTION 5 as of the dates and for the periods to which they relate, and at the Closing as though made on the Closing Date;

          (B) if the HSR Notification has been made under SECTION 4 of this Agreement, the waiting period under the HSR Act having expired or early termination having been granted; and


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          (C) the performance on or prior to the Closing Date by each Seller of all other obligations and covenants required to be performed or to be complied with by each Seller under this Agreement.

     SECTION 8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS. The obligations of the Sellers hereunder are conditioned upon:

          (A) the truth and accuracy in all material respects of the representations and warranties of the Buyer set forth in SECTION 6 as of the dates and for the periods to which they relate, and at the Closing as though made on the Closing Date;

          (B) if the HSR Notification has been made under SECTION 4 of this Agreement, the waiting period under the HSR Act having expired or early termination having been granted; and

          (C) the performance on or prior to the Closing Date by the Buyer of all other obligations and covenants required to be performed or to be complied with by Buyer under this Agreement.

     SECTION 9. TERMINATION.

          (A) This Agreement and the transactions contemplated hereby shall terminate in their entirety (i) upon the mutual written consent of all of the parties hereto; or (ii) pursuant to SECTION 3(B) of this Agreement in the event that the Company or any Other 5% Stockholder purchases all of the ACP Securities of both MacKay Shields and CM-III. Notwithstanding the foregoing, this Agreement and the transactions contemplated hereby shall terminate solely with respect to the purchase and sale of ACP Securities as between the Buyer and a particular Seller as follows: (i) by the mutual written consent of the Buyer and such Seller; (ii) pursuant to SECTION 3(B) of this Agreement in the event that the Company or any Other 5% Stockholder purchases all of the ACP Securities of either one of MacKay Shields or CM-III and not the other; or (iii) upon the written notice by either the Buyer or such Seller to the other if the Closing has not occurred by that date which is 75 days from the date of this Agreement, provided that the terminating party is not in breach in any material respect of any of its obligations hereunder; and provided further, that if requests for additional information are made in connection with the HSR Notification, if any, such termination period shall be extended to that date which is 135 days from the date of this Agreement.

          (B) In the event of termination pursuant to SECTION 9(A) hereof, this Agreement shall terminate solely as it applies between the applicable parties, and the purchase and sale of the applicable Seller's ACP Securities hereunder shall be abandoned, without further action by any party hereto, each of the applicable parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to any party hereto; provided, that no such termination shall relieve any party hereto from liability for any willful breach of this Agreement. For the avoidance of doubt, if this Agreement terminates pursuant to SECTION 9(A) with respect to the purchase and sale of


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ACP Securities as between the Buyer and any particular Seller or Sellers, the
Agreement shall remain in full force and effect as it relates to the Buyer and the remaining Sellers.

     SECTION 10. SURVIVAL OF REPRESENTATIONS. All representations and warranties made in Sections 5(a), (b) and (c) and Sections 6(a), (b) and (d) of this Agreement shall survive the Closing. All other representations and warranties made in Section 5 and Section 6 shall survive the Closing for a period of 12 months. Those covenants and agreements contained herein which by their terms apply in whole or in part after the Closing shall survive the Closing. The representations and warranties hereunder shall not be affected or diminished by any investigation at any time by or on behalf of the party for whose benefit such representations and warranties were made.

     SECTION 11. CONFIDENTIALITY. The parties acknowledge that the Company will be required to make appropriate disclosures and filings with respect to this Agreement and the transactions contemplated hereunder to satisfy its obligations under securities laws. Until such time as the Company makes such disclosures, however, neither the Buyer nor any Seller shall disclose to any person or entity, publicly or privately, the terms or existence of this Agreement or the negotiations or the transactions contemplated hereunder, except to their professional advisors, accountants and lawyers, management, employees, beneficial owners of such Seller's ACP Securities and their applicable agents and representatives, such parties as may be necessary to facilitate the transfer of such Seller's ACP Securities, the Company, any other Seller and the Other 5% Stockholders, if any, and as may be required pursuant to the Stockholder Agreement or by law and applicable regulation.

     SECTION 12. FURTHER ASSURANCES. At any time, and from time to time, the parties agree to prepare, execute and deliver all such further documents, instruments and agreements that may be reasonably requested by the Buyer or any Seller in order to effectuate and carry out any provision of this Agreement and the transactions provided for herein.

     SECTION 13. NOTICES. All notices, requests, demands and other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been duly given: (a) when delivered personally; (b) on the following business day when sent by overnight courier; (c) on dispatch when sent by telecopy, so long as a copy of such communication is immediately thereafter mailed as provided in this SECTION 13; and (d) when mailed by registered or certified mail, postage prepaid, return receipt requested, to the Buyer and the Sellers at their respective addresses set forth on Schedule 1 hereto (or on any applicable Joinder hereto).

     SECTION 14. COOPERATION. Each of the parties hereto covenants that, unless this Agreement is terminated as to such party as provided herein, it will use its commercially reasonable efforts to consummate the transactions contemplated hereunder as soon as practicable, and that it will not willfully or intentionally breach this Agreement. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things, in each case, necessary or appropriate to consummate and make effective the transactions contemplated by this Agreement.


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     SECTION 15. AMENDMENT OF BYLAWS. Each Major Seller shall use its commercially reasonable efforts to amend or cause the amendment of the Company's bylaws by consenting to such amendment, if such consent is required under the Stockholders Agreement, at or prior to the Closing to allow vacancies on the Company's board of directors to be filled by the then remaining directors.

     SECTION 16. SPECIFIC ENFORCEABILITY; REMEDIES. The parties hereto recognize and acknowledge that it may be impossible to measure in money the damages that would result to a party by reason of the breach of the terms of this Agreement and that in such event damages would be an inadequate remedy. Accordingly, the Buyer shall be entitled to the specific performance of the agreements and obligations of each Seller hereunder and each Seller shall be entitled to the specific performance of the agreements and obligations of the Buyer hereunder. If in such circumstances any party should institute an action or proceeding seeking specific enforcement of the provisions hereof, the party against which such action or proceeding is brought hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists and shall waive or not assert any requirement to post bond in connection with seeking specific performance. The parties further agree that this provision is without prejudice to any other rights or remedies that the parties hereto may have at law or in equity for any failure to perform, or a breach of a representation or warranty under, this Agreement.

     SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to principles of conflicts of law.

     SECTION 18. ENTIRE AGREEMENT; AMENDMENT. This Agreement supersedes any and all oral or written agreements heretofore made relating to the subject matter hereof and constitutes the entire agreement of the parties relating to the subject matter hereof. This Agreement may be amended only by a writing executed by the Buyer and by each Seller then a party hereto.

     SECTION 19. NO IMPLIED RIGHTS OR REMEDIES. Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, other than the Buyer and each Seller, any rights or remedies under or by reason of this Agreement.

     SECTION 20. NO WAIVER, ETC. No failure on the part of any of the parties hereto to exercise, no delay in exercising and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof. No single or partial exercise of any right or remedy hereunder will preclude any other further exercise thereof or the exercise of any other right or remedy.

     SECTION 21. HEADINGS. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of this Agreement.


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

     SECTION 22. SUCCESSORS AND ASSIGNS. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

     SECTION 23. COUNTERPARTS; CONSTRUCTION. This Agreement and any amendments hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile, and such facsimile signature shall be deemed an original signature. Whenever used in this Agreement, the singular shall include the plural and vice versa (where applicable), the use of the masculine, feminine or neuter gender shall include the other genders (unless the context otherwise requires), the words "hereof," "herein," "hereto," "hereby," "hereunder," and other words of similar import refer to this Agreement as a whole (including all schedules and exhibits), the words "include," "includes" and "including" shall mean "include, without limitation," "includes, without limitation" and "including, without limitation," respectively. Each party has been represented by its own counsel in connection with the negotiation and preparation of this Agreement and, consequently, each party hereby waives any rule of law to the effect that any provision of this Agreement shall be interpreted or construed against the party whose counsel drafted that provision.

     SECTION 24. EXPENSES. Irrespective of whether the Closing is effected, the Buyer and each Seller shall pay the respective costs and expenses that they incur with respect to the negotiation, execution, delivery and performance of the Agreement, including all fees and expenses of agents, representatives, counsel, brokers and accountants.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                        BUYER:

                                        TONTINE CAPITAL PARTNERS, L.P.

                                        By: Tontine Capital Management, L.L.C.,
                                            its general partner


                                        By: /s/ Jeffrey L. Gendell
                                            ------------------------------------
                                        Name: Jeffrey L. Gendell
                                        Title: Managing Member


                                        SELLERS:

                                        MACKAY SHIELDS LLC,
                                        as investment advisor for certain
                                        accounts


                                        By: /s/ Lucille Protas
                                            ------------------------------------
                                            Lucille Protas
                                            Chief Administrative Officer


                                        CITICORP MEZZANINE III, L.P.


                                        By: /s/ Richard E. Mayberry, Jr.
                                            ------------------------------------
                                        Name: Richard E. Mayberry, Jr.
                                              ----------------------------------
                                        Title: Managing Directors
                                               ---------------------------------


                                        TCW SHARED OPPORTUNITY FUND II, L.P.

                                        By: TCW Investment Management Company,
                                            its Investment Manager


                                        By: /s/ C. Shawn Bookin
                                            ------------------------------------
                                        Name: Shawn Bookin
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        By: /s/ Nicholas W. Tell, Jr.
                                            ------------------------------------
                                        Name: Nicholas W. Tell, Jr.
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------

                                        SHARED OPPORTUNITY IIB, L.L.C.

                                        By: TCW Asset Management Company,
                                            as its Investment Adviser


                                        By: /s/ C. Shawn Bookin
                                            ------------------------------------
                                        Name: C. Shawn Bookin
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        By: /s/ Nicholas W. Tell, Jr.
                                            ------------------------------------
                                        Name: Nicholas W. Tell, JR.
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        TCW SHARED OPPORTUNITY FUND IV, L.P.

                                        By: TCW Asset Management Company,
                                            its Investment Adviser


                                        By: /s/ C. Shawn Bookin
                                            ------------------------------------
                                        Name: C. Shawn Bookin
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        By: /s/ Nicholas W. Tell, Jr.
                                            ------------------------------------
                                        Name: Nicholas W. Tell, JR.
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        TCW SHARED OPPORTUNITY FUND IVB, L.P.

                                        By: TCW Asset Management Company,
                                            its Investment Adviser


                                        By: /s/ C. Shawn Bookin
                                            ------------------------------------
                                        Name: C. Shawn Bookin
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------

                                        By: /s/ Nicholas W. Tell, Jr.
                                            ------------------------------------
                                        Name: Nicholas W. Tell, JR.
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------

                                        AIMCO CDO, SERIES 2000-A

                                        By: TCW Asset Management Company,
                                            its Advisor


                                        By: /s/ Larry A. Clark
                                            ------------------------------------
                                        Name: Laryy A. Clark
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


                                        TCW HIGH INCOME PARTNERS, LTD.,
                                        [as Issuer]


                                        By: /s/ Michael K. Parks
                                            ------------------------------------
                                        Name: Michael K. Parks
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        TCW HIGH INCOME PARTNERS II, LTD.,
                                        [as Issuer]


                                        By: /s/ Michael K. Parks
                                            ------------------------------------
                                        Name: Michael K. Parks
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By: /s/ Thomas C. Hoi
                                            ------------------------------------
                                        Name: Thomas C. Hoi
                                              ----------------------------------
                                        Title: Associate General Counsel
                                               ---------------------------------

                                        CITICORP CAPITAL INVESTORS, LTD.


                                        By: /s/ Richard E. Mayberry, Jr.
                                            ------------------------------------
                                        Name: Richard E. Mayberry, Jr.
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        CVC CAPITAL FUNDING, LP


                                        By: /s/ Richard E. Mayberry, Jr.
                                            ------------------------------------
                                        Name: Richard E. Mayberry, Jr.
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------

                                   SCHEDULE 1

                                     SELLERS

                                          Shares of
       Seller Name and Address          Common Stock    Warrants   Purchase Price
       -----------------------          ------------   ---------   --------------
Mackay Shields LLC                        9,886,045    9,812,706   $35,359,624.74
9 West 57th Street, 33rd Floor
New York, NY 10019
Attention: Lucille Protas

with a copy to:

Weil Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Michael Walsh, Esq.

Citicorp Mezzanine III, L.P.                     --    7,848,141   $14,048,172.39
Citicorp Capital Investors, Ltd.          3,436,169                $ 6,185,104.20
CVC Capital Funding, LP                     606,383                $ 1,091,489.40
399 Park Avenue
New York, NY 10043

with a copy to:

Dechert LLP
30 Rockefeller Plaza
New York, New York 10112
Attention: Ronald R. Jewell, Esq.


                                      1-1

                                          Shares of
       Seller Name and Address          Common Stock    Warrants   Purchase Price
       -----------------------          ------------   ---------   --------------
TCW Shared Opportunity Fund II, L.P.        367,199      363,473   $ 1,311,574.87
Shared Opportunity IIB, L.L.C.              171,809      170,136   $   613,799.64
TCW Shared Opportunity Fund IV, L.P.      1,621,738    1,649,221   $ 5,871,233.99
TCW Shared Opportunity Fund IVB, L.P.       325,426      330,768   $ 1,177,841.52
AIMCO CDO, Series 2000-A                         --      199,925       357,865.75
TCW High Income Partners, Ltd.              269,504      266,662   $   962,432.18
TCW High Income Partners II, Ltd.           134,752      133,474   $   481,472.06
c/o Trust Company of the West
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
Attention Shawn Bookin

with a copy to

Milbank, Tweed, Hadley & McCloy LLP
601 South Figueroa Street, 30th Floor
Los Angeles, CA 90017
Attention: Deborah Ruosch, Esq.

Metropolitan Life Insurance Company              --      217,547   $   389,409.13

                              BUYER NOTICE ADDRESS

Tontine Capital Partners, L.P.
55 Railroad Avenue, 3rd Floor
Greenwich, CT 06830
Attention: Jeffrey L. Gendell

with a copy to:

Barack Ferrazzano Kirschbaum Perlman
& Nagelberg LLP
333 W. Wacker Dr., Suite 2700
Chicago, IL 60606
Attention: Sarah M. Bernstein, Esq.


                                      1-2